SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 10, 2011

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Mississippi	0-13089	64-0169065
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Hancock Plaza, 2510 14th Street,

Gulfport, Mississippi	39501
(Address of principal executive offices)	(Zip code)

(228) 868-4000
(Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  Hancock Holding Company made a presentation at the Gulf South Bank Conference on May 10, 2011.   Investors may access a live, listen-only webcast of Hancock Holding Company's presentation by visiting www.hancockbank.com and clicking the Investor Relations tab.  The archived presentation will be available for two weeks after conclusion of the conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2011

HANCOCK HOLDING COMPANY
(Registrant)

By:	/s/ Paul D. Guichet
Paul D. Guichet
Vice President
Investor Relations